UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	June 30, 2014

OSHKOSH CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2566, Oshkosh, Wisconsin 54903

(Address of principal executive offices, including zip code)

(920) 235-9151

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On June 30, 2014, Oshkosh Corporation, a Wisconsin corporation incorporated in January 1930 (“Oshkosh”), entered into a Plan of Merger (the “Plan of Merger”), dated such date, among Oshkosh, Oshkosh Corporation, a Wisconsin corporation incorporated in June 2014 and a direct, wholly-owned subsidiary of Oshkosh (“Oshkosh Holdings”), and Oshkosh Defense, LLC, a Wisconsin limited liability company and an indirect, wholly-owned subsidiary of Oshkosh (“Oshkosh Defense”).  Oshkosh entered into the Plan of Merger in connection with its implementation of a holding company reorganization pursuant to 180.11045 of the Wisconsin Business Corporation Law (the “Reorganization”), which provides for the merger of a parent entity with and into an indirect, wholly-owned subsidiary without the approval of the equity holders of the constituent entities.

Pursuant to the Plan of Merger, effective as of 11:59 p.m., Central Daylight Savings Time, on June 30, 2014 (the “Effective Time”), Oshkosh merged with and into Oshkosh Defense (the “Merger”), with Oshkosh Defense being the surviving entity.  As a result of the Merger, the separate corporate existence of Oshkosh ceased and Oshkosh Holdings became the publicly-traded parent entity of the combined business and subsidiaries of Oshkosh.  Also pursuant to the Plan of Merger:  (i) each share of Oshkosh common stock, par value $0.01 per share (“Oshkosh Common Stock”), issued and outstanding immediately prior to the Effective Time was cancelled and converted into one validly issued, fully paid and non-assessable share of Oshkosh Holdings common stock, par value $0.01 per share (“Oshkosh Holdings Common Stock”), with each share of Oshkosh Holdings Common Stock having the same designation, rights, powers and preferences, and the same qualifications, limitations and restrictions, as a share of Oshkosh Common Stock; and (ii) each share of Oshkosh Holdings Common Stock issued and outstanding and held by Oshkosh immediately prior to the Effective Time was cancelled.

In connection with the Reorganization, Oshkosh Holdings assumed and agreed to perform all of Oshkosh’s obligations under the Oshkosh Corporation Employee Stock Purchase Plan, the Oshkosh Corporation 2004 Incentive Stock and Awards Plan and the Oshkosh Corporation 2009 Incentive Stock and Awards Plan, as amended and restated (together, the “Equity Plans”), and Oshkosh’s other executive compensation arrangements.  In addition, Oshkosh Holdings assumed and agreed to perform all of Oshkosh’s obligations under the Credit Agreement and the Notes, each as described in Item 2.03, which descriptions are incorporated in this Item 1.01 by reference.

In connection with the Reorganization and by operation of Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Oshkosh Holdings is the successor registrant to Oshkosh and has succeeded to the attributes of Oshkosh as the registrant, including Oshkosh’s commission file number (1-31371).  Oshkosh Holdings Common Stock is deemed to be registered under Section 12(b) of the Exchange Act, and Oshkosh Holdings is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the Securities and Exchange Commission (the “SEC”) using Oshkosh’s commission file number.  Oshkosh Holdings hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Oshkosh Holdings Common Stock is listed on the New York Stock Exchange and traded under the symbol “OSK,” the same symbol under which Oshkosh Common Stock traded prior to the Merger.

The foregoing descriptions of the Reorganization and the Merger are qualified in their entirety by reference to the full text of the Plan of Merger, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 30, 2014, Oshkosh Holdings entered into an Assumption and Amendment Agreement with Oshkosh, Oshkosh Defense and Bank of America, N.A., as administrative agent (the “Amendment”), relating to Oshkosh’s Amended and Restated Credit Agreement, dated as of March 21, 2014 (the “Credit Agreement”).  Pursuant to the Amendment, Oshkosh Holdings assumed all of Oshkosh’s obligations under the Credit Agreement, and Oshkosh Defense became a subsidiary guarantor with respect to the Credit Agreement, in each case, as of the Effective Time.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.  A description of the Credit Agreement is contained in Oshkosh’s Current Report on Form 8-K, dated March 21, 2014, which description is incorporated herein by reference.

On June 30, 2014, Oshkosh Holdings assumed all of Oshkosh’s obligations under Oshkosh’s $250,000,000 aggregate principal amount of 8½% Senior Notes due 2020 (the “2020 Notes”) and Oshkosh’s $250,000,000 aggregate principal amount of 5.375% Senior Notes due 2022 (the “2022 Senior Notes” and, together with the 2020 Senior Notes, the “Notes”), and Oshkosh Defense became a subsidiary guarantor with respect to the Notes, in each case, occuring simultaneously with the completion of the Reorganization.  The assumption and guarantee of the Notes was effected by a Second Supplemental Indenture relating to the 2020 Notes and a First Supplemental Indenture relating to the 2022 Senior Notes, in each case, among Oshkosh, Oshkosh Holdings, Oshkosh Defense and Wells Fargo Bank, National Association, as trustee.

The foregoing description of the supplemental indentures is qualified in its entirety by reference to the full text of the Second Supplemental Indenture and the First Supplemental Indenture, which are attached hereto as Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated herein by reference.  A description of the 2020 Notes and the 2022 Notes is contained in Exhibit 4.3 to Oshkosh’s Registration Statement on Form S-4 (Reg. No. 333-165792) and Exhibit 4.2 to Oshkosh’s Registration Statement on Form S-4 (Reg. No. 333-194537), respectively, which descriptions are incorporated herein by reference.

Item 3.03.                                        Material Modification to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated in this Item 3.03 by reference.

Item 5.02.                                        Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Reorganization, Oshkosh Holdings assumed and agreed to perform all of Oshkosh’s obligations under the Equity Plans.

Pursuant to the Plan of Merger, at the Effective Time, the members of the board of directors of Oshkosh immediately prior to the Effective Time were each appointed as the members of the board of directors of Oshkosh Holdings and designated to serve Oshkosh Holdings in the same capacities as each director had served Oshkosh immediately prior to the Effective Time.  Further information regarding the composition and compensation of the Oshkosh Holdings board of directors, as well as biographical information for each director, can be found in Oshkosh’s definitive proxy statement for its 2014 annual meeting of shareholders filed with the SEC on December 13, 2013 under the captions “Governance of the Company,” “Proposal 1: Election of Directors” and “Director Compensation,” which information is incorporated herein by reference.

Pursuant to the Plan of Merger, at the Effective Time, the executive officers of Oshkosh immediately prior to the Effective Time were each appointed as an executive officer of Oshkosh Holdings to serve in the same position as such executive officer served with Oshkosh immediately prior to the Effective Time.  Oshkosh Holdings also assumed and agreed to perform all of Oshkosh’s obligations under Oshkosh’s executive compensation arrangements, including those in which the named executive officers of Oshkosh participate.  Further information regarding the titles and experience of the Oshkosh Holdings executive officers can be found in Oshkosh’s Annual Report on Form 10-K for the year ended September 30, 2013, as amended, under the caption “Executive Officers of the Registrant,” which information is incorporated herein by reference.  Further information regarding the compensation arrangements of Oshkosh’s named executive officers can be found in Oshkosh’s definitive proxy statement for its 2014 annual meeting of shareholders filed with the SEC on December 13, 2013 under the caption “Executive Compensation,” which information is incorporated herein by reference.

Item 5.03.                                        Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

In connection with the Reorganization, Oshkosh Holdings adopted articles of incorporation (the “Articles”) and by-laws (the “By-Laws”) identical to the articles of incorporation and by-laws of Oshkosh immediately prior to the Effective Time, except for certain technical amendments that are required or permitted by Section 180.11045 of the Wisconsin Business Corporation Law.  Oshkosh Holdings has the same authorized capital stock, with the same designation, rights, powers and preferences, and the same qualifications, limitations and restrictions, as that of Oshkosh immediately prior to the Effective Time.

The foregoing descriptions of the Articles and the By-Laws are qualified in their entirety by reference to the full text of the Articles and the By-Laws, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following exhibits are being filed herewith:

(2.1)                       Plan of Merger, dated as of June 30, 2014, among Oshkosh Corporation, Oshkosh Corporation and Oshkosh Defense, LLC.

(3.1)                       Articles of Incorporation of Oshkosh Corporation.

(3.2)                       By-Laws of Oshkosh Corporation.

(4.1)                       Assumption and Amendment Agreement, dated as of June 30, 2014, among Oshkosh Corporation, Oshkosh Corporation, Oshkosh Defense, LLC and Bank of America, N.A., as administrative agent.

(4.2)                       Second Supplemental Indenture, dated as of June 30, 2014, among Oshkosh Corporation, Oshkosh Corporation, Oshkosh Defense, LLC and Wells Fargo Bank, National Association, as trustee.

(4.3)                       First Supplemental Indenture, dated as of June 30, 2014, among Oshkosh Corporation, Oshkosh Corporation, Oshkosh Defense, LLC and Wells Fargo Bank, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: July 1, 2014	By:	/s/ David M. Sagehorn
David M. Sagehorn
Executive Vice President and
Chief Financial Officer

OSHKOSH CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated June 30, 2014

Exhibit
Number

(2.1)	Plan of Merger, dated as of June 30, 2014, among Oshkosh Corporation, Oshkosh Corporation and Oshkosh Defense, LLC.

(3.1)	Articles of Incorporation of Oshkosh Corporation.

(3.2)	By-Laws of Oshkosh Corporation.

(4.1)	Assumption and Amendment Agreement, dated as of June 30, 2014, among Oshkosh Corporation, Oshkosh Corporation, Oshkosh Defense, LLC and Bank of America, N.A., as administrative agent.

(4.2)	Second Supplemental Indenture, dated as of June 30, 2014, among Oshkosh Corporation, Oshkosh Corporation, Oshkosh Defense, LLC and Wells Fargo Bank, National Association, as trustee.

(4.3)	First Supplemental Indenture, dated as of June 30, 2014, among Oshkosh Corporation, Oshkosh Corporation, Oshkosh Defense, LLC and Wells Fargo Bank, National Association, as trustee.